Aquila
                      Narragansett
              Insured Tax-Free Income Fund

                   380 Madison Avenue
                       Suite 2300
                New York, New York 10017
                      800-453-6864
                      212-697-6666

           Statement of Additional Information
                    October 31, 1996
              Supplemented Novmber 12, 1996

 This Statement of Additional Information (the "Additional Statement") is not a Prospectus. There are two Prospectuses for the Fund dated October 31, 1996: one Prospectus describes Front Payment Class Shares "Class A Shares" and Level Payment Class Shares "Class C Shares" of the Fund and the other describes Institutional Class ("Class Y Shares") of the Fund. References in the Additional Statement to "the Prospectus" refer to either of these Prospectuses. The Additional Statement should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Fund's Shareholder Servicing Agent, Administrative Data Management Corp., by writing to: 581 Main Street, Woodbridge, New Jersey 07095-1198 or by calling at the following numbers:

         800-637-4633 toll free or 908-855-5731

or from Aquila Distributors, Inc., the Fund's Distributor, by writing to it at 380 Madison Avenue, Suite 2300, New York, New York 10017; or by calling:

         800-453-6864 toll free or 212-697-6666
              In Rhode Island: 401-453-6864

 The Annual Report of the Fund for the fiscal year ended June
30, 1996 will be delivered with the Additional Statement.

                    TABLE OF CONTENTS
Investment of the Fund's Assets. . . . . . . . . . . . . . .2
Additional Information about the Rhode Island Economy. . . .5
Municipal Bonds. . . . . . . . . . . . . . . . . . . . . . 16
Performance. . . . . . . . . . . . . . . . . . . . . . . . 17
Investment Restrictions. . . . . . . . . . . . . . . . . . 22
Distribution Plan. . . . . . . . . . . . . . . . . . . . . 23
Shareholder Services Plan. . . . . . . . . . . . . . . . . 29
Limitation of Redemptions in Kind. . . . . . . . . . . . . 31
Trustees and Officers. . . . . . . . . . . . . . . . . . . 31
Additional Information as to Management Arrangements . . . 36
Computation of Net Asset Value . . . . . . . . . . . . . . 40
Automatic Withdrawal Plan. . . . . . . . . . . . . . . . . 42
Additional Tax Information . . . . . . . . . . . . . . . . 42
Conversion of Class C Shares . . . . . . . . . . . . . . . 42
General Information. . . . . . . . . . . . . . . . . . . . 43
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . 46

             INVESTMENT OF THE FUND'S ASSETS

 The investment objective and policies of the Fund are described in the Prospectus, which refers to the matters described below. See the Prospectus for the definition of "Rhode Island
Obligations."

Ratings

 The ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield. See Appendix A to this Additional Statement for further information about the ratings of Moody's and S&P as to the various rated Rhode Island Obligations which the Fund may purchase.

 The table below gives information as to the percentage of Fund net assets invested, as of June 30, 1996, in Rhode Island
Obligations in the various rating categories:

Highest rating (1). . . . . . . 100%
Second highest rating (2) . . . . 0%
Third highest rating (3). . . . . 0%
Fourth highest rating (4) . . . . 0%
Unrated Obligations . . . . .     0%
                              100.0%

(1) Aaa of Moody's or AAA of S&P.
(2) Aa of Moody's or AA of S&P.
(3) A of Moody's or A of S&P.
(4) Baa of Moody's or BBB of S&P.

When-Issued and Delayed Delivery Obligations

 The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Rhode Island Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Rhode Island Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Rhode Island Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Rhode Island Obligations. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. On delivery dates for such transactions, the Fund will meet its commitments by selling the Rhode Island Obligations held in the separate account and/or from cash flow.

Portfolio Turnover

 A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors (see below), the Fund is unable to predict what rate the Fund will have in any particular period or periods, although the rate is not expected to exceed 100%. The factors which may affect the rate include (i) assuming or moving away from a defensive position; a defensive position could be assumed by shortening the average maturity of the portfolio; (ii) the possible necessary sales of Rhode Island Obligations to meet redemptions; and (iii) the possibility of purchasing or selling Rhode Island Obligations without regard to the length of time these obligations have been held to attempt to take advantage of short-term differentials in yields on these obligations with the objective of seeking exempt-interest income while conserving capital. Short-term trading increases portfolio turnover and transaction costs. However, the turnover rate could be substantially higher or lower in any particular period versus that of a prior period.

Insurance Feature

 As a matter of practice, insurers of municipal obligations provide insurance only on issues which on their own credit rating are of investment grade, i.e., those within the top four credit ratings of the Nationally Recognized Statistical Rating Organizations. In some instances, insurers restrict issuance of insurance to those issues which would be credit rated "A" or better by those organizations. These practices by the insurers tend to reduce the risk that they might not be able to respond to the default in payment of principal or interest on any particular issue.

 In general, New Issue Insurance provides that if an issuer fails to make payment of principal or interest on an insured Rhode Island Obligation, the payment will be made promptly by the insurer. There are no deductible clauses, the insurance is non-cancelable and the tax-exempt character of any payment in respect of interest received is not affected. Premiums for such insurance are not paid by the Fund but are paid once and for all for the life of the issue at the time the securities are issued, generally by the issuer and sometimes by the underwriter. The right to receive the insurance proceeds is a part of the security and is transferable on any resale.

 The following information regarding Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty") and AMBAC Indemnity Corporation ("AMBAC Indemnity"),has been derived from information furnished by the insurers. The Fund has not independently verified any of the information, but the Fund is not aware of facts which would render such information inaccurate.

 AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in 50 states and the District of Columbia. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a publicly held company. AMBAC Indemnity had admitted assets of approximately $1.9 billion (unaudited) and qualified statutory capital of approximately $1.1 billion (unaudited) as of September 30, 1993. Statutory capital consists of AMBAC Indemnity's statutory contingency reserve and policyholders' surplus. The claims-paying ability of AMBAC Indemnity is rated "AAA" by S&P and "Aaa" by Moody's.

 MBIA is a limited liability corporation domiciled in New York and licensed to do business in 50 states and the District of Columbia. It is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. As of September 30, 1993, MBIA had admitted assets of approximately $3.0 billion (unaudited), total liabilities of approximately $2.0 billion (unaudited) and total capital and surplus of approximately $951 million (unaudited). The claims-paying ability of MBIA is rated "AAA" by S&P and "Aaa" by Moody's.

 Financial Guaranty is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 49 states and the District of Columbia. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company, which is 99% owned by General Electric Capital Corporation and 1% owned by Sumitomo Marine and Fire Insurance Company Limited. Neither FGIC Corporation nor GE Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty. As of September 30, 1993, Financial Guaranty's total capital and surplus was approximately $745 million. The claims-paying ability of Financial Guaranty is rated "AAA" by S&P and "Aaa" by Moody's.

 Other insurance companies from which the Fund has purchased insurance from, or Rhode Island Obligations insured by include the following:

 Financial Security Assurance Co., which is owned by U.S. West
Capital Corp. (61%), Public & Employees (22.1%), Fund America
Enterprises (0.5%) and Tokyo Marine & Fire Insurance Co, Ltd.
(7.4%); it is rated Aaa by Moody's and AAA by S&P;

 Connie Lee Insurance Company, a semi-public company, owned by Student Loan Marketing Association (36.0%), Private Shareholders (30.0%), PA School Employees Retirement System (20%) and the U.S.Department of Education (14%); it is rated AAA by S&P and not rated by Moody's; and

 Capital Guaranty Insurance Co., owned by Constellation
Investments, Inc. (12.6%), Safeco (3.0%), Sibag Finance Corp.
(1.8%) and 82% by the public; it is rated Aaa by Moody's and AAA by S&P.

 The Fund may also use other insurers. However, the Fund will seek to ensure that any insurer used will itself have a AAA or Aaa rating.



  ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY

 The Fund believes the information summarized below describes some of the more significant developments relating to Rhode Island Obligations. The sources of such information include information provided by and relating to the State of Rhode Island appearing in the Official Statement dated July 26, 1996 relating to the Rhode Island Solid Waste Management Corporation Landfill Lease Notes, 1996 Series A due August 1, 1997, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official statement and other publicly available documents, but is not aware of any facts which would render such information inaccurate. Rhode Island operates on a June 30 fiscal year.

State Government Organization and Finances

General

 The State is governed by its Constitution, the present form of which was adopted by the electorate in 1986.

 Under the State Constitution, the powers of government are divided into three branches: legislative, executive and judicial. The legislative power of the government is vested in the General Assembly, which consists of a 50 member Senate and a 100 member House of Representatives. A question approved by the voters in the November 8, 1994 referendum changes the composition, pay scale and pension of the General Assembly. Commencing in 2003, there will be seventy-five (75) members of the House of Representatives and thirty-eight (38) members of the Senate. They shall be constituted on the basis of population and the representative districts shall be as nearly equal in population and as compact in territory as possible. All members of the General Assembly are elected biennially from senatorial and representative districts established by general law on the basis of population. The General Assembly meets annually beginning on the first Tuesday in January.

 The chief executive power of the State is vested in the Governor and, by succession, the Lieutenant Governor. Each are elected for four (4) year terms. The Governor is primarily responsible for the faithful execution of laws enacted by the General Assembly and for the administration of the State government through the Executive Department. The State Constitution also provides for the election of three additional general State
Officers: the Attorney General, Secretary of State and General Treasurer. Under the State Constitution, the Governor is granted the power to veto any act adopted by the General Assembly, provided, however, that any such veto can be overridden by a 3/5 vote of both houses of the General Assembly. The Governor does not have any power of line-item veto.

 The judicial power of the State is vested in the Supreme Court and such inferior courts as are established by the General Assembly. The Supreme Court, appointed by the Governor and confirmed by the Senate, has final revisory and appellate jurisdiction upon all questions of law and equity. The General Assembly has also established a Superior Court, Family Court, a District Court and certain municipal courts in various cities and towns in the State.

Municipalities

 Below the level of State government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. There is no county governmental structure. Local executive power is generally placed in a mayor, administrator/manager or town council form of government, and legislative power is vested in either a city or town council. As provided in the State Constitution, municipalities have the right of self government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any city or town which has adopted a "home rule" charter, to general laws which apply to all cities and towns, but which shall not affect the form of government of any city or town. The General Assembly has the power to act in relation to a particular home rule charter community, provided that such legislative action shall become effective only upon approval of a majority of the voters of the affected city or town. Rhode Island General Law (44-35-10) requires every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon general real and tangible personal property taxes and automobile excise taxes for provision of revenue.

 During the 1985 Session of the General Assembly, a law was passed entitled "An Act Providing Property Tax Relief and Replacement and Establishing a Cap on City and Town Property Tax Levy Growth". Enacted as section 44-5-2 of the General Laws and entitled "Maximum Levy", the legislation limits tax levy or rate increases by municipalities to an increase no greater than 5.5 percent over the previous year. Legislation was also enacted which authorized tax levy or rate increases of greater than 5.5 percent in the event that debt service costs on present and future general obligation debt increase at a rate greater than 5.5 percent. The legislation also provides for the certification by a state agency of the appropriate property tax base to be used in computations in any year when revaluation is being implemented. Provisions of section 44-5-2 also include authorization to exceed this limitation in the event of loss of non-property tax revenue, or when an emergency situation arises and is certified by the State Auditor General. In such an emergency situation, such levy in excess of a
5.5 percent increase must be approved by a majority of the city or town governing body or electors voting at the financial town meeting. The statute was amended to clarify that nothing in the tax levy cap provisions was intended to constrain the payment of obligations of cities and towns. The power of the cities and towns to pay their general obligation bonds and notes is unlimited and each city or town is required to levy ad valorem taxes upon all the taxable property for the payment of such bonds and notes and the interest thereon, without limitation as to rate or amount.

 Aid to cities and towns has risen from approximately $389.7 million in FY 1991 to $490.8 million in the Governor's recommended budget for FY 1997. The largest category of State aid to cities and towns involves assistance programs for school operations and school buildings. The general school aid program reimburses communities on the basis of the relationship between the number of students and the property wealth and personal income of the community.

 In addition to reimbursement of operations costs, state school construction aid is also provided at levels ranging from 30 percent to 88 percent of the construction cost of new facilities. The level is also based upon the relationship between student counts and community wealth, and takes into consideration the relative weight of school debt in the particular city or town to its total debt. Beginning in fiscal year 1991, bond interest payments were included as reimbursable expenditures along with other project costs for bonds issued on or after July 1, 1988. A related program provides approximately $1.8 million to cities and towns in FY 1996 to provide aid in the construction of libraries.

 The distribution formula for school aid was modified in fiscal year 1995 to weight the distribution more heavily towards districts with proportionally more children from poorer families. This was adopted in response to a Superior Court ruling that challenged the then existing formulae. The Court ruled that minimum guarantee portions of the distribution formula, certain categories of aid, and use of "hold-harmless" provisions threatened universal education opportunity. However, this ruling was subsequently overturned on appeal in a decision by the Supreme Court of Rhode Island. The Supreme Court ruled that Rhode Island's statutory scheme for financing public education does not violate the State's Constitution.

 The Governor and Assembly adopted a new formula for FY 1995 that distributed a total of $413.3 million in total education aid, according to preliminary expenditure data. It modified the operations aid formula by eliminating minimum guarantee entitlement and phasing out the regionalization bonus. The phase out reduces the regionalization bonus by 40.0 percent in FY 1995. That bonus, which had been provided to encourage districts to attain efficiencies through regionalization, was one of the categories challenged by the Superior Court.

 The formula for the FY 1995 education aid budget established a Poverty Weight Fund. Of the $416.1 million budgeted for education aid, $46.1 million was distributed through the Poverty Weight Fund. In addition, $1.7 million of the $416.1 million budgeted for education aid was distributed through the Distressed District Fund to assist those communities that were eligible for the FY 1992 retirement deferral option and whose total reimbursable education expenditures declined between FY 1991 and FY 1992. FY 1995 expenditures included an additional $16.2 million in school construction aid.

 The FY 1996 enacted budget suspended the education aid formulae, supplanted the Poverty Weight Fund with the Equity Fund, and calculated education aid using the same reference year as the 1995 aid calculation. Each community receives no less than the amount budgeted in FY 1995, with an additional $18.5 million allocated as follows: $2.3 million for conventional public housing aid, $2.2 million for vocational aid, $1.7 million for regional bonus, $12.1 million in a non-restricted equity fund, $0.9 million for school construction aid, $0.7 million for aid to Central Falls School District, and a reduction of $1.4 million in the State share of teacher retirement.

 The Governor's FY 1997 recommended budget for education aid totals $451.4 million. This includes $400.5 million in aid to all school districts, including Central Falls, $17.1 million for Capital Construction Aid and $33.7 million for the State share of teacher retirement. This represents a $0.7 million increase in state support relative to the FY 1996 revised budget. The increase in funding is primarily due to an increase in Teacher Retirement obligations of $1.0 million, partially offset by a decrease in funding for Central Falls School District of $0.3 million, or 1.3 percent.

 The Governor's FY 1997 Education Aid distribution maintains the same categories and level of funding as the FY 1996 revised budget, with the exception of the reduction in funding for Central Falls. The distribution of aid between communities has been adjusted for changes in enrollment between 1993/1994 and 1994/1995 school years. The Governor, recognizing that the current methods of education aid distribution require evaluation, has created a "Task Force on School Funding" to study modifications to the current system of state aid distribution. The Task Force will report to their recommendations to the Governor and the General Assembly on or before January 15, 1997.

 The Governor's Budget also includes the local general revenue sharing and payment-in-lieu of taxes programs. The 1987 session of the General Assembly had enacted legislation which consolidated all prior revenue sharing components into one general revenue sharing program and incorporated a distribution formula based upon relative population, tax effort and personal income of each city and town. In addition, the State distributes the proceeds of a statewide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies. The 1991 General Assembly passed legislation to dedicate, beginning in fiscal year 1991, an amount equal to one percent of second prior year total state tax revenues to general state aid. That program has varied since FY 1991, between no funding in FY 1993 to $13.6 million in FY 1995. In the Governor's recommended FY 1997 Budget, $13.3 million is provided for local general revenue sharing.

 The payment-in-lieu of taxes program authorizes the Assembly to appropriate and distribute to communities amounts not to exceed 25 percent of the property taxes that would have been collected on tax exempt properties. These include private colleges, hospitals, and the correctional facilities. Funding was provided in fiscal years 1988 ($2.5 million), 1989 ($3.1 million), 1991 ($3.5 million), 1992-1994 ($2.8 million), and 1995 -1996 ($12.2 million).
The Governor's recommended 1997 Budget provides the same amount ($12.2 million) as was provided in FY 1996.

 One of the State's municipalities, the City of Central Falls, has experienced financial difficulties. The Central Falls Review Commission was established under Chapter 65 of the Public Laws of 1990 and published its report in January of 1991. The report found the City of Central Falls to be in a serious financial condition and made thirteen recommendations for city and state action. The recommendation most widely publicized is the State's assumption of responsibility for funding education in Central Falls. The FY 1992 enacted budget provided statutory authority for full funding of educational programs in the City of Central Falls. Full financial and administrative takeover of the Central Falls school system occurred July 1, 1992. Another equally important provision established a continuing review commission which will monitor, stabilize and improve the fiscal health of the municipality, particularly in light of the State's unique relationship with, and investment in, the Central Falls School District.

Budget Procedures

 The State budget of revenues and appropriations for administrative and other expenses of the State is adopted annually by the General Assembly and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Department of Administration. Preparation and submission of the budget is governed by both the State Constitution and the general laws of the State, which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.

 According to Article IX Section 16 of the Rhode Island Constitution and the Rhode Island General Laws section 35-3-7, the Governor must present spending recommendations to the Legislature on or before the third Wednesday in February, unless extended by statute. The budget contains a complete plan of estimated revenues and proposed expenditures with a personnel supplement detailing number and titles of positions of each agency and estimates of personnel costs for the next fiscal year.

 The budget as proposed by the Governor is considered by the General Assembly which, under state law, may increase, decrease, alter or strike out any items in the budget, provided the General Assembly may not take action which would cause an excess of appropriations for revenue expenditures over expected revenue receipts. No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations. The Governor may veto legislative appropriations bills. However, the Rhode Island Governor does not have line-item veto authority. The Legislature may override any veto by a three-fifths majority vote. Supplemental appropriations measures may be submitted by the Governor to the General Assembly at any time. Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on state expenditures discussed below.

 The General Laws of the State provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer. Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.

 The budget as submitted by the Governor is required to contain a statement of receipts and expenditures for the current fiscal year, the budget year (next fiscal year), and two prior fiscal years. Receipt estimates for the current year and budget year are those adopted by the State Revenue Estimating Conference, as adjusted by any change to rates recommended by the Governor.

 The State Revenue Estimating Conference was created by the
1990 General Assembly to provide the Governor and the Assembly with estimates of general revenues. It is composed of the State Budget Officer, the House Fiscal Advisor, and the Senate Fiscal Advisor, with the chair rotating among the three. It must meet three times a year and can be called at any other time by any member, and must reach consensus on revenues. The 1991 Assembly created a Medical Assistance and Public Assistance Caseload Estimating Conference, similar to the Revenue Estimating Conference, to adopt welfare and medical assistance caseload estimates.

 In addition to the preparation of the annual budget, the State Budget Officer is also authorized and directed by the general laws:
(a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; and (d) to prepare annually a five year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas. The five year financial projection for 1997 through 2001 was included in the Executive Summary of the Governor's Budget for FY 1997.

 The 1990 Assembly instituted a limit on state expenditures commencing in FY 1992 such that appropriations do not result in general fund expenditures exceeding 99.5 percent of general fund revenues in FY 1993, 98.5 percent in FY 1994 and 98.0 percent thereafter. The remaining balance is to be deposited into a budget reserve account, capped at 3 percent of general fund revenues. Once capped, the excess is deposited in a Capital Account, to be used for capital projects, debt reduction, and/or debt service. The 1991 Assembly suspended those provisions for FY 1992, but provided that any revenues received in excess of the amount estimated shall be deposited in the account, up to one half percent of general revenues. Excess revenues were received in FY 1993, largely as a result of medicaid disproportionate share and provider tax receipts, and an $8.4 million deposit was made into the fund.

 The 1992 General Assembly approved placing the spending limits on the ballot as a constitutional requirement, which the voters approved on November 3, 1992. The FY 1995 reserve fund balance was $45.1 million.

Financial Controls

 Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds in excess of appropriations, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Bureau of Audits. Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would have an effect on State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a "fiscal note," which sets forth such effect. Bills impacting upon State finances are forwarded to the State Budget Officer who determines the agency or agencies affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note. The State Department of Administration is responsible for the preparation of fiscal notes for bills affecting cities and towns. In addition, if at any time during a fiscal year the State Budget Officer determines that actual revenue receipts or resources will not equal the original estimates upon which appropriations were based or that spending will exceed appropriations, the Governor, "for the purpose of maintaining a balanced budget," has the power to reduce or suspend appropriations for any or all departments except the General Assembly and its legislative agencies and commissions.

 In the event the Governor reduces or suspends appropriations, the speaker of the house, senate majority leader and chairpersons of the house and senate finance committees are required by law to be notified in writing. Quarterly or monthly allotments of appropriations are required by law to be provided to the chairpersons of the house and senate finance committees by the budget office.

 The Department of Administration is required by law to produce a quarterly report to be made public which incorporates actual expenditures, encumbrances, and revenues with the projected revenues and appropriations. The report also contains a projection of a year-end balance.

 The State Controller is required by general law to administer a comprehensive accounting system which will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State treasury. In addition to his or her other duties, the Controller is required to prepare monthly statements of receipts and disbursements in comparison with estimates of revenue and allotments of appropriations.

 The General Treasurer is responsible for the deposit of cash receipts; the payment of sums, as may be required from time to time and upon due authorization from the State Controller; and as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission. Major emphasis is placed by the General Treasurer on cash management in order to insure that there is adequate cash on hand to meet the obligations of the State as they arise.

 The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis. The State treasury balance is determined daily. In addition, the General Treasurer is the custodian of certain other funds and accounts and in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees' and Teachers' Retirement Trust Fund and the Municipal Employees' Retirement Trust Fund. The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State's investments.

 The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Affairs of the General Assembly. This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls. The Auditor General is additionally directed to review annually all capital development programs of the State to determine: (a) the status of such programs; (b) whether funds are being properly expended; (c) completion dates; and (d) expended and unexpended fund balances. The Auditor General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.

Rhode Island Economy

General Information

 With the establishment of the water-powered Slater Mill in Pawtucket in 1793, Rhode Island became the cradle of the Industrial Revolution in America. Over time, the state has developed a modern, diversified economy providing employment for over 470,000 Rhode Island residents in both goods and service industries. In 1993, goods producing industries generated $3.7 billion in earnings and accounted for 17 percent of Rhode Island's total personal income. Service industries in the same year generated $10.1 billion in earnings and accounted for 48 percent of the State's personal income.

Population Characteristics

 Rhode Island's population in 1990 of 1,003,464 was ranked 43rd among the 50 states and 2nd in density, with an average of 960.3 persons per square mile. Rhode Island's 1.0 million people represent 0.4 percent of the total United States population. Over the period 1980 to 1990, the State's population grew by 6 percent, which is less than the national population growth of 11.3 percent over the same period. Between 1991 and 1994, the rate of population growth in Rhode Island was negative.

 Personal Income. Total personal income in Rhode Island increased by 73.2 percent in nominal terms between 1984 and 1994.
In 1994, the Rhode Island economy generated $22.2 billion in personal income. Rhode Island's per capita income, which in 1994 was $21,948, has grown faster than the national average.

Economy

 Composition of Employment. In recent years, Rhode Island's employment mix has shifted with an increasing proportion of employment in service producing sectors at the expense of goods producing sectors. Between 1984 and 1994, employment in the goods producing industries declined by 25.6 percent (135,000 to 100,500) while employment in service producing industries grew by 18.5 percent (281,400 to 333,500).

 The service and wholesale/retail trade sectors were the largest source of growth in the service producing industries.
Within the service sector, health services has been the fastest growing industry group, generating over 15,000 new jobs in the past 10 years.

Manufacturing

 In 1993, the manufacturing sector contributed $3.0 billion, or
13.9 percent of Rhode Island's total personal income. Personal income derived from this sector increased 28 percent between 1983 and 1993.

 Rhode Island is the jewelry capital of the world, with over 35,000 employed in jewelry manufacturing, distribution and related services. Precious metal jewelry, fashion jewelry, crystal, boutique and novelty items, recognition insignia (such as key chains and pens, awards, and military insignia) are manufactured and assembled in Rhode Island and exported worldwide.

 Hasbro, the world's second largest toy manufacturer, and G-Tech, the world's largest supplier of on-line lottery systems, are headquartered in Rhode Island. Electronic products manufactured in the state include connectors, circuit boards, uninterruptable computer power supplies, and wire and cable assemblies. Metrology equipment, navigation equipment, medical equipment and supplies, safety goggles, and protective breathing apparatus are also manufactured here.

 Rhode Island's skilled craftsmen produce a wide variety of metal and plastic components. These components are used by manufacturers throughout the world and include stampings, fabricated metal parts, ferrous and non-ferrous castings, machined parts, tools, dies and molds, wire and wiring products.

 Chemical manufacturers located here produce products such as pigments and dyes, drugs and advanced biomedical products, and liquid and aerosol consumer products.

Wholesale and Retail Trade

 In 1993, the wholesale and retail trade sector contributed
$2.0 billion, or 10 percent, of Rhode Island's total personal income, and over 14.8 percent of the portion of personal income derived from earnings. Employment in trade increased 7.3 percent from 88,600 in 1984 to 95,100 in 1994.

Service

 In 1993, the service sector contributed $4.0 billion, or 18.8 percent of Rhode Island's total personal income, and over 28.9 percent of the portion of personal income derived from earnings. Employment in Rhode Island's service industries increased 37.8 percent from 99,200 in 1984, to 136,700 in 1994. Service is the largest division of the State's economy with health services, business services and educational services as the most important groups.

 Business services, engineering, accounting and research are the fastest growing sectors of Rhode Island's economy, employing over 29,500 in 1994. Rhode Island companies have developed extensive system engineering and research facilities to support the Naval Undersea Warfare Center in Newport. Over 2,600 firms not only provide business support services for Rhode Island's diversified economy, but also export these services throughout the United States and the world.

 Health services is the largest employment group in Rhode
Island. There are 14 general hospitals and two voluntary psychiatric hospitals in Rhode Island. All acute care general hospitals are approved by the Joint Commission for Accreditation, and are eligible providers under the Medicate programs. In addition, there are 110 nursing and personal-care facilities in Rhode Island.

 Annually, Rhode Island's colleges and universities award almost 16,000 degrees. Three public and nine private colleges and universities provide enrollment for over 79,000 students, including 55,000 undergraduate, and 8,900 graduate students. The majority of these students are from other areas of the United States and foreign countries. Rhode Island's institutions of higher learning are widely recognized for their prominence in specialized areas:
Brown University's science, medical, and engineering programs, the Rhode Island School of Design's art and design programs, and the University of Rhode Island's engineering, pharmacy, and oceanographic research programs.

Government

 In 1993, the government sector contributed $2.3 billion, or
10.8 percent of Rhode Island's total personal income, and over 16.6 percent of the portion of personal income derived from earnings.
Government employment in Rhode Island has increased 7.7 percent since 1984 from 57,400 to 61,800 in 1994.

 The United States Navy maintains a significant presence in Newport, Rhode Island, the Naval Education and Training Center; Naval War College; and the Naval Undersea Warfare Center. These facilities employ over 7,543 military and civilian personnel, and have an average daily enrollment of almost 2,022 students. The Naval Undersea Warfare Center, with its major laboratories in Newport and Middletown, is a prime source of high technology that provides the Navy its tactical and strategic edge in combat systems, surface ship sonar, and undersea ranges. In 1994, the Naval Undersea Warfare Center employed 3,829 people. Many Rhode Island companies have developed extensive system engineering and research facilities that provide support to the center.


Defense

 In 1994, military personnel, civilian Department of Defense personnel and private industry defense related employment in Rhode Island was estimated at 15,887.

 Total defense related employment has decreased from a 1987 high of 26,934 to 15,887 in 1994. Total defense contract awards to Rhode Island firms have decreased from a high of $555 million in 1990, to $410 million in 1994. The Electric Boat Division of General Dynamics, the largest defense contractor in Rhode Island, is not included in these contract award totals. Contracts awarded to the Electric Boat Division of General Dynamics are allocated to the state of Connecticut.

Economic Forecast

 The recession that engulfed the Rhode Island economy appears to have finally stabilized. After three years of falling employment, the number of jobs in Rhode Island grew by 0.1 percent in 1993. Data Resources, Inc. (DRI) forecasters estimate Rhode Island job growth at an annual rate of 1.4 percent annually from 1994 to 1998 with personal income growth rates averaging 5.4 percent. Real personal income growth is forecast to average 2.2 percent.

 The national recession has been longest and deepest in the New England states. Since 1989, 9.6 percent of all of New England's non-agricultural jobs have been lost. Rhode Island losses have paralleled those of the rest of the region. Non-agricultural employment in Rhode Island fell by 8.9 percent between the 1989 peak and the low point in 1992.

 Rhode Island, Massachusetts, Connecticut and Maine rank among the top 12 states in defense prime contract awards per capita. As a result, federal defense cutbacks have affected this region disproportionately. The national recovery did not affect all regions equally. New England is forecast to continue to lag due to the restructuring of the defense industry and overbuilding in real estate markets.

 The DRI estimators forecast that the national economy is beginning to slow with a "soft landing" rather than a recession. Consumer spending is slowing in response to higher interest rates and rising debt burdens. Debt accumulation appears to have risen to earlier peak levels; the rate of accumulation growth does not appear sustainable.

 The Rhode Island outlook is for continued recovery at a sluggish pace. Non-farm employment has increased one percent annually over the past three years and is estimated to remain at
1.2 percent annual growth through years 2000. It will continue to lose manufacturing jobs to foreign competitors, high regulatory costs, and the end of the Seawolf Program. Services will provide 80 percent of the new jobs created through 2000, reflecting growth in business services, education, health care, and tourism.


 Population growth is expected to average 0.4 percent annually during FY 1995 - 2000. Population declined 0.2 percent annually during the past three years as a result of a weak job market, motivating out-migration. The shrinking labor force contributed to the reduction of three points off the unemployment rate since the spring of 1992. The unemployment rate is forecast to grow from the currently forecast 6.4 percent for 1995 to 6.8 percent in 1996.

 The gross state product has rebounded from -3.8 percent change in 1991 to a high of 3.1 percent in 1994; however, that tracked the overall growth rate of the U.S. economy. Growth rates are expected to drop to 1.7 percent in 1995 and further to 1.2 percent in 1996. Personal income growth also peaked in 1994, at 5.4 percent. Growth drops to 5.3 percent in 1995 and 4.3 percent in 1996 before rebounding in 1997.

                     MUNICIPAL BONDS

 The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue.

 Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of [a] facility" financed from the proceeds of industrial development or private activity bonds.

 As indicated in the Prospectus, there are certain Rhode Island Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Rhode Island Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Rhode Island issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers the obligations of which are available to the Fund.

 As stated in the Prospectus, floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable. In determining marketability of any such securities the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

                       PERFORMANCE

 As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.

 Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on these standardized methods and are computed separately for each of the Fund's three classes of shares. Prior to May 1, 1996, the Fund had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Fund began to offer shares of two other classes, Class C Shares and Class Y Shares. During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Each of these and other methods that may be used by the Fund are described in the following material.

Total Return

 Average annual total return is determined by finding the average annual compounded rates of return over a 1-year period and a period since the inception of the operations of the Fund (on September 10, 1992) that would equate an initial hypothetical $1,000 investment in shares of each of the Fund's three classes to the value such an investment would have if it were completely redeemed at the end of each such period.

 In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable Conditional Deferred Sales Charge ("CDSC") imposed on a redemption of Class C shares held for the period is deducted.In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all three classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Fund does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

 Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Fund. Actual performance will be affected less by this one time charge the longer an investment remains in the Fund.

[CAPTION]

Average Annual Compounded Rates of Return:


             Class A Shares              Class C Shares             Class Y Shares
One Year            2.44%                       .60%(1)                    .80%(1)

Since
inception on
July 22, 1992       5.24%                       0.60%(1)                   0.80%(1)

(1) Period from May 1, 1996 (inception of class) through June 30, 1996.


      These figures were calculated according to the following SEC formula:

                     n
               P(1+T) = ERV

where:

      P      =      a hypothetical initial payment of $1,000

      T      =      average annual total return

      n      =      number of years

      ERV    =      ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1-year period or the period since inception, at the end of each such period.

      As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return for each of its three classes of shares. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above.

[CAPTION]

Total Return

                   Class A Shares       Class C Shares      Class Y Shares
One Year            2.44%               .60%(1)             .80%(1)

Since
inception on
July 22, 1992       21.46%             0.60%(1)            0.80%(1)

(1) Period from May 1, 1996 (inception of class) through June 30, 1996.


      In general, actual total rate of return will be lower than average annual rate of return because the average annual rate of return reflects the effect of compounding. See discussion of the impact of the sales charge on quotations of rates of return, above.




Yield

      Current yield reflects the income per share earned by the Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Fund's three classes during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

      The Fund may also quote a taxable equivalent yield for each of its three classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund
(computed as indicated above) which is tax-exempt by one minus the highest applicable combined federal and Rhode Island income tax rate (and adding the result to that portion of the yield of the Fund that is not tax-exempt, if any).

      The Rhode Island and the combined Rhode Island and federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 10.98% and 46.18%, respectively assuming the maximum effective state rate. The State of Rhode Island assuming the state income taxes as a percentage of the taxpayer's Federal Income Tax, thus the actual state rate is effectively reduced by its deductibility for Federal tax purposes if deductions are itemized. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Fund, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Fund sales material.


[CAPTION]

Yield for the 30-day period ended June 30, 1996 (the date of the Fund's most recent audited financial statements:

              Class A Shares       Class C Shares             Class Y Shares
Yield         4.99%                3.76%                      3.76%

Taxable
Equivalent
Yield         9.22%                6.95%                      6.95%



        These figures were obtained using the Securities and Exchange Commission formula:

                                  6
             Yield = 2 [(a-b + 1) -1]
                        ----
                         cd

Where:

a       =      interest earned during the period

b       =      expenses accrued for the period (net of waivers and
               reimbursements)

c       =      the average daily number of shares outstanding during the
               period that were entitled to receive dividends

d       =      the maximum offering price per share on the last day of
               the period

Current Distribution Rate

        Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by
(iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.

Other Performance Quotations

        With respect to those categories of investors who are permitted to purchase Class A Shares of the Fund at net asset value, the Fund may quote a "Current Distribution for Net Asset Value Investments." This rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current net asset value of the Fund and by (iii) annualizing the result. Figures for yield, total return and other measures of performance for Net Asset Value Investments may also be quoted. These will be derived as described above with the substitution of net asset value for public offering price.

        Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used. If distribution rates are published, they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

        The Fund may include in advertisements and sales literature, information, examples and statistics that illustrate the effect of taxable versus tax-free compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by the Fund of past or future yield or return.

        From time to time, in reports and promotional literature, the Fund may compare its performance to, or cite the historical performance of, U.S. Treasury bills, notes and bonds, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings, such as:

        Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

        Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

        Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

        Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

        Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

        The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

        From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                                     INVESTMENT RESTRICTIONS

        The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding shares vote to change them. Under that Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below.

1. The Fund invests only in certain limited securities.

        The Fund cannot buy any securities other than the Rhode Island Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus). Therefore the Fund cannot buy any voting securities, any commodities or commodity contracts, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

        The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund or its Adviser individually owning beneficially more than 0.5 of 1% of the securities of that issuer together own in the aggregate more than 5% of such securities.

        The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

 2. The Fund does not buy for control.

        The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

        Thus, it cannot sell short or buy on margin.

4. The Fund is not an underwriter.

        The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

                                        DISTRIBUTION PLAN

        The Fund's Distribution Plan has three parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II) and to certain defensive provisions (Part III).

Provisions Relating to Class A Shares (Part I)

        At the date of the Additional Statement, most of the outstanding shares of the Fund would be considered Qualified Holdings of various broker-dealers unaffiliated with the Adviser or the Distributor. The Distributor will consider shares which are not Qualified Holdings of such unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.


        Part I of the Plan applies only to the Front-Payment Shares Class ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

        As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class
A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

        Subject to the direction and control of the Board of Trustees of the Fund, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted
Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

        During the fiscal years ended June 30, 1996, 1995 and 1994, respectively, $55,194, $48,132 and $38,571 was paid to Qualified
Recipients under the Plan, of which $1,008, $940 and $988, respectively, was retained by the Distributor.All of such payments related to shares now designated as Class A Shares.

        The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

        While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under Section 9 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, sub-adviser or Administrator paid or accrued during such quarter.
In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

        Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect, until the December 31 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

        In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to May 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions relating to Class C Shares (Part II)

        Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

        As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class
C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

        Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

        While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under Section 15 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, sub-adviser or Administrator paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

        Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Shares Class. Part II has continued, and will, unless terminated as hereinafter provided, continue in effect, until the December 31 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by
Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

        In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to May 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Defensive Provisions (Part III)

        Another part of the Plan (Part III) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

        The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

        The Plan states that while it is in effect, the Fund's Administrator and Distributor shall report at least quarterly to the Fund's Board of Trustees in writing for their review on the following matters: (i) all Permitted Payments made under this Plan, the identity of the Qualified Recipient of each Payment, and the purposes for which the amounts were expended; (ii) all costs of each item of cost specified in the Plan (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter; and (iii) all fees of the Fund to the distributor, sub-adviser or administrator paid or accrued during such quarter. In addition if any such Qualified Recipient is an affiliate, as that term is defined in the Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

        The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as hereinafter provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

        The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part III shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

                                    SHAREHOLDER SERVICES PLAN

        The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares of the Fund of "Service Fees" within the meaning of
Article III, Section 26(b)(9) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

        As used in the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

        Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

        While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

        The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

        The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the Act as now in force or hereafter amended.

        While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing herein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

                                LIMITATION OF REDEMPTIONS IN KIND

        The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.


                                      TRUSTEES AND OFFICERS

        The Trustees and officers of the Fund, their affiliations, if any, with the Administrator or the Distributor, and the principal occupations of such persons during at least the past five years are set forth below. As of the date of this Additional Statement, the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares. Mr. Herrmann is an interested person, as that term is defined in the 1940 Act, of the Fund as an officer of the Fund and as a Director, officer and shareholder of the Distributor. He is so designated by an asterisk.

Lacy B. Herrmann*, President and Chairman of the Board of Trustees, 380 Madison Avenue, New York, New York 10017

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; and Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; and Tax-Free Fund For Utah since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund since 1996, which, together with this Fund are called the Aquila Bond and Equity Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

Vernon R. Alden, Trustee, 420 Boylston Street, Suite 403, Boston,
Massachusetts 02116

Director of Colgate Palmolive Company since 1974, Digital Equipment Corporation, a computer manufacturing corporation, since 1959, Intermet Corporation, an independent foundry, since 1986, and Sonesta International Hotels Corporation since 1978; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Tax-Free Trust of Oregon since 1988, of Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1989, of Cascades Cash Fund, 1989-1994 and of Aquila Cascadia Equity Fund since 1996; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee of the Boston Symphony Orchestra since 1975; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee and member of the Executive Committee, Plimoth Plantation; trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand.

Paul Y. Clinton, Trustee, 946 Morris Avenue, Bryn Mawr,
Pennsylvania 19010

Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly Director of External Affairs of Kravco Corporation, a national real estate owner and developer, 1984-1995; formerly President of Essex Management Corporation, a management and financial consulting company, 1979-1983; Trustee of Capital Cash Management Trust since 1979 and of Prime Cash Fund (which is inactive), since 1993; Trustee of Short Term Asset Reserves 1984-1996; general partner of Capital Growth Fund, a venture capital partnership, 1979-1982; President of Geneve Corp., a venture capital fund, 1970-1978; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President, W.R. Grace & Co; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, and of the Rochester Group of Funds, each of which is an open-end investment company.

David A. Duffy, Trustee, 36 Reliance Drive, Poppasquash Point,
Bristol, Rhode Island 02809

President, Duffy & Shanley, Inc., an advertising, marketing and public relations firm since 1973; Chairman, Rhode Island Public Telecommunications Authority and Rhode Island Sports Council; Member of the Governor's Commission on Bias and Prejudice; Officer of numerous civic, religious and educational organizations including the Rhode Island and Southeastern New England Region of the National Conference of Christians & Jews, the Greater Providence Chamber of Commerce, the Strategic Planning Committee of the Diocese of Providence and the Board of Trustees of Providence College; he has been the recipient of numerous awards for public service.

Robert L. Krakoff, Trustee, 257 Commonwealth Avenue, Boston,
Massachusetts 02116

Chairman and Chief Executive Officer of Advanstar Holdings, Inc., since 1996. Chairman and Chief Executive Officer of Cahners Publishing Company 1991-1996; President of Cahners Publishing Company 1989-1991; Executive Vice President of that company, 1985-1989; President of Cahners Exposition Group, a division of that company, 1979-1985; Vice President of that company, 1973-1985; Trustee of Capital Cash Management Trust since 1976; Director of Centennial Capital Special Fund, Inc. until 1979; Trustee of Trinity Liquid Assets Trust, 1982-1991; Director of Reed Elsevier International PLC (an international publishing firm) since 1990-1996; Director of Freedom Communications, Inc. since 1996.

William J. Nightingale, Trustee, 1266 East Main Street, Stamford
Connecticut 06902

Chairman and founder (1975) and Senior Advisor since 1995 of Nightingale & Associates, Inc., a general management consulting firm focusing on interim management, divestitures, turnaround of troubled companies, corporate restructuring and financial advisory services; President, Chief Executive Officer and Director of Bali Company, Inc., a manufacturer of women's apparel, which became a subsidiary of Hanes Corporation, 1970-1975; prior to that, Vice President and Chief Financial Officer of Hanes Corporation after being Vice President-Corporate Development and Planning of that company, 1968-1970; formerly Senior Associate of Booz, Allen & Hamilton, management consultants, after having been Marketing Manager with General Mills, Inc.; Trustee of Churchill Cash Reserves Trust and Churchill Tax-Free Fund of Kentucky since 1993; Director of Yale International, Inc. (various industrial manufacturing companies); Glasstech Inc. (glass bending equipment and engineering) and Ring's End, Inc. (retail lumber and building supply chain).

J. William Weeks, Trustee, 380 Madison Avenue, New York, New York
10017

Trustee of Tax-Free Fund of Colorado since 1995; Senior Vice President of Tax-Free Fund of Colorado 1992-1995; Vice President of Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon and Churchill Tax-Free Fund of Kentucky, 1990-1995; Senior Vice President or Vice President of the Bond and Equity Funds and Vice President of Short Term Asset Reserves and Pacific Capital Cash Assets Trust, 1984-1988; President and Director of Weeks & Co., Inc., financial consultants, since 1978; limited partner and investor in various real estate partnerships since 1988; Partner of Alex. Brown & Sons, investment bankers, 1966-1976; Vice President of Finance and Assistant to the President of Howard Johnson Company, a restaurant and motor lodge chain, 1961-1966; formerly with Blyth & Co., Inc., investment bankers.

Stephen J. Caridi, Vice President, 380 Madison Avenue, New York,
New York, 10017

Vice President of the Distributor since 1995, Assistant Vice President, 1988-1995, Marketing Associate, 1986-1988; Vice President of Tax-Free Fund For Utah since 1993; Mutual Funds coordinator of Prudential Bache Securities, 1984-1986; Account Representative of Astoria Federal Savings and Loan Association, 1979-1984.

William C. Wallace, Vice President, 380 Madison Avenue, New York,
New York 10017

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Rose F. Marotta, Chief Financial Officer, 380 Madison Avenue, New
York, New York 10017

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, 380 Madison Avenue, New York, New York
10017

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money-Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, 551 Fifth Avenue, New York, New York
10176

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, 380 Madison Avenue, New York,
New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer, 380
Madison Avenue, New York, New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995; Counsel to the Administrator and the Distributor since 1995; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

        The Fund does not pay fees to Trustees affiliated with the Administrator or to any of the Fund's officers. During the fiscal year ended June 30, 1996, the Fund paid $21,798 in fees and reimbursement of expenses to its other Trustees. The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds.None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


[CAPTION]

                                                    Compensation                  Number of
                                                    from all                      boards on
                       Compensation                 funds in the                  which the
                       from the                     Aquilasm                      Trustee
Name                   Fund                         Group                         now serves
Vernon R.
Alden                  $983                         $33,315                       7

Paul Y.
Clinton                $407                         $3,246                        2

David A.
Duffy                  $1,150                       $1,150                        1

Robert L.
Krakoff                $650                         $2,100                        2

William J.
Nightingale            $3,014                       $15,239                       3

J. William
Weeks                  $1,850                       $6,017                        2



                      ADDITIONAL INFORMATION AS TO MANAGEMENT ARRANGEMENTS

Additional Information as to the Advisory Agreement

        The Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Citizens Trust Company (the "Adviser") contains the provisions described below, in addition to those described in the Prospectus.

        The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days' written notice, and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Fund shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as so defined).

        The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The
Fund agrees to indemnify the Adviser to the full extent permitted under the Fund's Declaration of Trust.

        The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Securities Act of 1933 and the 1940 Act, except for the information supplied in writing by the Adviser specifically for inclusion therein.

        The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

        The Advisory Agreement contains the following provisions as to the Fund's portfolio transactions. In connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Adviser shall select such broker-dealers
("dealers") as shall, in the Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked price.
In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund or any other investment company or companies having the Adviser as its investment adviser or having the same Administrator, sub-adviser or principal underwriter as the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund and/or other accounts of the Adviser and that research received by such other accounts may or may not be useful to the Fund.

        During the fiscal year ended June 30, 1996 all of the Fund's transactions were principal transactions and no brokerage commissions were paid.

        For the year ended June 30, 1996, fees of $84,631 and $99,350, respectively, were accrued to the Adviser under the Fund's advisory agreement and to the Administrator under the Fund's administration agreement, of which $74,614 and 94,003, respectively, were waived.
In addition, the Administrator reimbursed the Fund $205,443 in expenses. During the Fund's fiscal year ended June 30, 1995, fees of $73,783 and $86,615 were accrued to the Adviser and Administrator, respectively, all of which were waived. In addition, the Administrator reimbursed the Fund for other expenses in the amount of $197,821. During the Fund's fiscal year ended June 30, 1994, fees of $59,048 and $69,317 were accrued to the Adviser and Administrator, respectively, all of which were waived; during that period the Administrator reimbursed expenses of the Fund in the amount of $196,726.

Glass-Steagall Act and Certain Other Banking Laws

        The Adviser is a trust company organized under the laws of the state of Rhode Island and a subsidiary of Citizens Financial Group, Inc. ("CFG") a registered bank holding company. Therefore, it is subject to applicable state and federal banking laws and regulations. Federal banking laws and regulations presently prohibit a bank holding company or affiliate from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and generally from underwriting, selling or distributing securities, such as shares of the Fund.

        The Adviser believes that it may perform the advisory services for the Fund, with certain restrictions as enumerated below, without violating state or federal banking laws and regulations relating to the permissible activities of a trust company and subsidiaries and affiliates of a bank holding company. Regulation
Y also prohibits a bank holding company and its subsidiaries from engaging, directly or indirectly in the issue, flotation, underwriting, public sale or distribution of securities of any investment company for which it acts as investment adviser. The conduct of securities brokerage activities by a bank holding company or its subsidiaries, when conducted in combination with investment advisory activities, is not deemed to be underwriting, public sale or distribution of securities. The Adviser may therefore act as agent and act upon the order and for the account of the brokerage customers to purchase or sell shares of the Fund.
The Adviser may also recommend to its brokerage customers the purchase of shares of the Fund and may mail the Fund's prospectus to existing brokerage customers. The Adviser shall not, however, make unsolicited mailings to the general public who are not existing customers.

        The Adviser must comply with the provisions of Regulation Y (and the interpretations thereof) of the Board of Governors of the Federal Reserve System that specify the terms on which a subsidiary of a bank holding company may serve as investment adviser to an open-end investment company. Among the restrictions imposed by the Board of Governors are that the Adviser may not purchase shares of the Fund for its own account or for discretionary accounts managed by it, extend credit to the Fund or accept securities of the Fund as collateral for a loan whose purpose is to purchase securities of the Fund.

        Changes in federal or state banking laws and regulations related to the permissible activities of a trust company or subsidiaries and affiliates of a bank holding company, as well as judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser from continuing to serve as investment adviser to the Fund or could restrict the services which the Adviser is permitted to perform for the Fund.

        In the event that the Adviser is prohibited from acting as the Fund's investment adviser, it is probable that the Board of Trustees of the Fund would either recommend to the shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Fund be liquidated.

Additional Information as to the Administration Agreement

        The Administration Agreement (the "Administration Agreement") between Aquila Management Corporation, as Administrator, and the Fund contains the provisions described below in addition to those described in the Prospectus.

        Subject to the control of the Fund's Board of Trustees, the Administrator provides all administrative services to the Fund other than those relating to its investment portfolio. As part of such duties, the Administrator (i) provides office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the Fund's headquarters; (ii) oversees all relationships between the Fund and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation, subject to the approval of the Fund's Board of Trustees, of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation and for the sale, servicing, or redemption of the Fund's shares; (iii) provides to the Adviser and to the Fund statistical and other factual information and advice regarding economic factors and trends, but does not generally furnish advice or make recommendations regarding the purchase or sale of securities; (iv) maintains the Fund's books and records and prepares (or assists counsel and auditors in the preparation of) all required proxy statements, reports to shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversees the Fund's insurance relationships; (v) prepares, on the Fund's behalf and at its expense, such applications and reports as may be necessary to register or maintain the Fund's registration or that of its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and (vi) responds to any inquiries or other communications from shareholders and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversees such shareholder servicing and transfer agent's or distributor's response thereto. Since the Fund pays its own legal and audit expenses, to the extent that the Fund's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Fund.

        Under the Administration Agreement, the Administrator is responsible for the payment of certain printing and distribution costs that are not borne by the Distributor, relating to prospectuses, reports and sales literature to other than existing shareholders. See above as to the expenses for which the Administrator is also responsible under the Distribution Plan.

        The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

        The Administration Agreement may be terminated at any time without penalty by the Administrator upon sixty days' written notice to the Fund and the Adviser; it may be terminated by the Fund at any time without penalty upon giving the Administrator sixty days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of a majority of the Trustees in office at the time, including a majority of the Trustees who are not interested persons of the Fund. In either case the notice provision may be waived.

        The Administration Agreement provides that the Administrator shall not be liable for any error in judgement or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Administrator in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Administration Agreement. The Fund agrees to indemnify the Administrator to the full extent permitted by the Declaration of Trust.

                                 COMPUTATION OF NET ASSET VALUE

        The net asset value of the Fund's shares is determined at 4:00 p.m. New York time on each day the New York Stock Exchange is open by dividing the value of the Fund's net assets by the total number of its shares then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, so long as the Board of Trustees has determined that amortized cost represents fair value for such securities. All other portfolio securities are valued at the mean between bid and asked quotations which, for Rhode Island Obligations, may be obtained from a reputable pricing service or from one or more broker/dealers dealing in Rhode Island Obligations, either of which may, in turn, obtain quotations from broker/dealers or banks which deal in specific issues. However, since Rhode Island Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Rhode Island Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Rhode Island Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.

        As indicated above, the net asset value per share of the Fund's shares are determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, that Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

        As described herein and in the Prospectus, there are a number of instances in which the Fund's shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax exempt plans and organizations.

        The reasons for the other instances in which there are reduced or eliminated sales charges are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

                                    AUTOMATIC WITHDRAWAL PLAN

        If you own or purchase Class A or Y Shares of the Fund having a net asset value of at least $5,000 you may establish an Automatic Withdrawal Plan under which you will receive a monthly or quarterly check in a stated amount, not less than $50. Stock certificates will not be issued for shares held under an Automatic Withdrawal Plan. All dividends and distributions must be reinvested. Shares will be redeemed on the last business day of the month or quarter as may be necessary to meet withdrawal payments.

        Redemption of shares for withdrawal purposes may reduce or even liquidate the account. Monthly or quarterly payments paid to shareholders may not be considered as a yield or income on investment.

                                   ADDITIONAL TAX INFORMATION

        Any investor who incurs a sales commission on a purchase of shares of one mutual fund (the original fund) and who then sells such shares or exchanges them for shares of a different mutual fund without having held them at least 91 days must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase the investor's gain or reduce his or her loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired. The provision applies to commissions charged after October 3, 1989.

                                  CONVERSION OF CLASS C SHARES

        Level-Payment Class Shares ("Class C Shares") of the Fund, which you hold will automatically convert to Front-Payment Class Shares ("Class A Shares") of the Fund based on the relative net asset values per share of the two classes as of the close of business on the first business day of the month in which the sixth anniversary of the your initial purchase of such Class C Shares occurs. For these purposes, the date of your initial purchase shall mean (1) the first business day of the month in which such Class C Shares were issued to you, or (2) for Class C Shares of the Fund you have obtained through an exchange or series of exchanges under the Exchange Privilege (see "Exchange Privilege" in the Prospectus), the first business day of the month in which you made the original purchase of Class C Shares so exchanged. For conversion purposes, Class C Shares purchased through reinvestment of dividends or other distributions paid in respect of Class C Shares will be held in a separate sub-account. Each time any Class C Shares in your regular account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class C Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that your Class C Shares then converting to Class A Shares bears to the total of your Class C Shares not acquired through reinvestment of dividends and distributions.

        The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue
Service ("IRS"), or an opinion of counsel, that: (1) the dividends and other distributions paid on Class A Shares and Class C Shares will not result in "preferential dividends" under the Code; and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class C Shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class C Shares beyond six years from the date of purchase. The Fund has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

        If the Fund implements any amendments to its Distribution Plan that would increase materially the costs that may be borne under such Distribution Plan by Class A Shares shareholders, Class C
Shares will stop converting into Class A Shares unless a majority of Class C Shares shareholders, voting separately as a class, approve the proposal.


                                       GENERAL INFORMATION

Possible Additional Series

        When an additional Series (as discussed in the Prospectus) is created by the Board of Trustees and becomes operational, shares of each such Series will be entitled to vote as a Series only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses will be allocated among the Fund and the additional series in a manner acceptable to the Board of Trustees.

        Under Rule 18f-2 under the 1940 Act, any matter required to be submitted to shareholder vote is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each Series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, Series. A change in investment policy may go into effect as to one or more Series whose holders so approve the change, even though the required vote is not obtained as to the holders of other affected Series.

Indemnification of Shareholders and Trustees

        Under Massachusetts law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust which requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

        The Declaration of Trust further indemnifies the Trustees of the Fund out of the Fund's property and provides that they will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Ownership of Securities

        Of the Class A Shares of the Fund outstanding on September 30, 1996, Merrill, Lynch, Pierce, Fenner & Smith, Inc., P.O. Box 30561
New Brunswick, NJ held of record 391,284 shares (10.2%) On the basis of information received from the holder, the Fund's management believes that all of such shares are held for the benefit of brokerage clients.

        Of the Class C Shares of the Fund outstanding on September 30, 1996, Merrill, Lynch, Pierce, Fenner & Smith, Inc., P.O. Box 30561
New Brunswick, NJ held of record 7,768 shares (68.1%). On the basis of information received from the holder, the Fund's management believes that all of such shares are held for the benefit of brokerage clients. In addition, Thomas E. Powell and Rose Marie
Powell JTWROS held 1,496 shares (13.1%), W. Thomas Knight held
2,093 shares (18.3%).

        Of the Class Y Shares of the Fund outstanding on September 30, 1996, Aquila Management Corporation held of record 11 shares
(100%).

        The Fund's management is not aware of any other person owning of record or beneficially 5% or more of the shares of any class of Fund's outstanding shares as of that date.

Custodian and Auditors

        The Fund's Custodian, Bank One Trust Company, N.A., is responsible for holding the Fund's assets.

        The Fund's auditors, KPMG Peat Marwick LLP, will perform an annual audit of the Fund's financial statements.

Underwriting Commissions

        During the Fund's fiscal year ended June 30, 1996 the aggregate dollar amount of sales charges on sales of shares of the Fund was $225,063 and the amount retained by the Distributor was $3,823.

Financial Statements

        The financial statements for the Fund for the year ended June 30, 1996, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the Additional Statement. Those financial statements have been audited by KPMG
Peat Marwick LLP, independent auditors, whose report thereon is incorporated herein by reference.

                                           APPENDIX A

                              DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

        Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

        I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        II.    Nature of and provisions of the obligation;

        III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

        AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

        AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

        Standard & Poor's ratings for municipal note issues are designated SP in order to help investors distinguish more clearly the credit quality of notes as compared to bonds. Notes bearing the designation SP-1 are deemed very strong or to have strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. Notes bearing the designation SP-2 are deemed to have a satisfactory capacity to pay principal and interest.

        Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

        Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

        Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

        MIG1/VMIG1            This designation denotes best quality. There
                              is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

        MIG2/VMIG2            This designation denotes high quality. Margins
                              of protection are ample although not so large as in the preceding group.

        MIG3/VMIG3            This designation denotes favorable quality.
                              All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

        MIG4/VMIG4            This designation denotes adequate quality.
                              Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

INVESTMENT ADVISER
Citizens Trust Company
One Citizens Plaza
Providence, Rhode Island 02903

ADMINISTRATOR and FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Paul Y. Clinton
David A. Duffy
Robert L. Krakoff
William J. Nightingale
J. William Weeks

OFFICERS
Lacy B. Herrmann, President
Stephen J. Caridi, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176


Aquila
Narragansett
Insured Tax-Free Income Fund

STATEMENT OF
ADDITIONAL
INFORMATION

One of The
Aquilasm Group Of Funds